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                                                                    EXHIBIT 99.2


                                  SFO ADDENDUM




                  This SFO Addendum, dated as of January 15, 1998, is between UNITED AIR LINES, INC. ("UNITED"), and SKYWEST AIRLINES, INC. ("CONTRACTOR"), hereby amends and is made a part of the United Express Agreement, which was effective on October 1, 1997 (the "AGREEMENT"), between these parties, and this addendum is effective as of June 1, 1998 (the "SFO EFFECTIVE DATE") upon final execution of the Agreement.



1. TERM. The term of this SFO Addendum becomes effective at 12:01 a.m. Chicago, Illinois time, on the SFO Effective Date, and shall terminate on May 31, 2008, unless it is terminated at an earlier date pursuant to one or more of the provisions of the Agreement; provided, however, that this SFO Addendum may be terminated at any time by United for convenience upon 180 days' prior written notice to Contractor.

2. APPENDICES. The following additional appendices are added to the Agreement as set forth on the attached SFO APPENDIX B, D AND F, and for purposes of the terms of the Agreement that refer to Appendices B, D and F, such references shall apply equally to SFO Appendix B, D and F.

3. INCLUSION OF AGREEMENT. The terms and conditions of the Agreement which are not inconsistent with this addendum are hereby included in and made part of this SFO Addendum.



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DISCLOSURE REGARDING CONFIDENTIAL TREATMENT:

Portions of Appendix F attached to this Exhibit 99.2 to a Current Report on Form 8-K have been omitted from this exhibit filed with the Securities and Exchange Commission (the "Commission") by SkyWest, Inc. The omitted portions, which are the subject of an application for confidential treatment and have been filed separately with the Commission, are identified in this exhibit by the placement of the following symbol: +.
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                                 SFO APPENDIX B



                                AIRPORT SERVICES


                  Customer Service/             Customer Service/        Ground Handling     Receipt/
Airport            Ticket Counter *                  Gates                 Ramp Duties **    Dispatch
-------           -----------------             -----------------        -------------       --------
SFO                   United                      Contractor               Contractor        Contractor









*   Also including Small Package service.
** Any unique ground equipment which is needed to service Contractor's aircraft will be provided by Contractor.


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                                 SFO APPENDIX D


                               CONTRACT CITY PAIRS

City Pair                                            Frequency *
---------                                            ---------
ACV - SFO                                            10

BFL - SFO                                             5

CIC - SFO                                             6

FAT - SFO                                            16

MCE - SFO                                             3

MOD - SFO                                             4

MRY - SFO                                             5

RDD - SFO                                             8

SBA - SFO                                             2

SBP - SFO                                             5

SMF - SFO                                            16

STS - SFO                                             4


* The daily flight frequency reflects the number of roundtrip(s) in a 30 seat EMB120 aircraft.** The flight frequency will be adjusted to reflect normal reduced weekend and holiday schedules.

**  Contractor's regional jet aircraft are not included in these operations.


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                                 SFO APPENDIX F



                                  CONTRACT FEES

City Pair                           Cost Per Departure *               Cost Per Revenue Passenger
---------                           ------------------                 --------------------------
ACV - SFO                                    +                                      +

BFL - SFO                                    +                                      +

CIC - SFO                                    +                                      +

FAT - SFO                                    +                                      +

MCE - SFO                                    +                                      +

MOD - SFO                                    +                                      +

MRY - SFO                                    +                                      +

RDD - SFO                                    +                                      +

SBA - SFO                                    +                                      +

SBP - SFO                                    +                                      +

SMF - SFO                                    +                                      +

STS - SFO                                    +                                      +



* The cost per departure will be paid for each completed flight operation. Flights operated in excess of the frequency outlined in SFO Appendix D, must be approved by United.


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